Disclosure of Indirect Measurement of Fair Value of Goods or Services Received, Share Options Granted During Period, LVSC 2004 Equity Plan (Details) - LVSC 2004 Equity Plan [Member] - Share options [Member]
	12 Months Ended
	Dec. 31, 2018 USD ($) yr	Dec. 31, 2017 USD ($) yr	Dec. 31, 2016 USD ($) yr
Disclosure of indirect measurement of fair value of goods or services received, share options granted during period [Line Items]
Expected volatility	25.00%	25.40%	0.00%
Expected life (years) | yr	5.5	5.0	0.0
Risk-free annual interest rate	2.50%	2.00%	0.00%
Dividend yield	3.90%	4.60%	0.00%
Weighted average share price (US$)	$ 77.44	$ 63.13	$ 0.00
Weighted average exercise price (US$)	77.44	63.13	0.00
Weighted average fair value of each share option granted by LVS (US$)	$ 12.67	$ 8.82	$ 0.00